INCOME TAXES - Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 55,930	$ 34,040
Deferred revenues	377	10
Research and development credit carryforwards	7,258	4,988
Accrued expenses and other	2,796	1,145
Stock-based compensation	576	167
Depreciation	(227)	(100)
Amortization	(277)	0
Other	240	0
Total deferred tax assets	66,673	40,250
Less: valuation allowance	(66,673)	(40,250)
Net deferred tax assets	$ 0	$ 0